UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2017

KUBOTA PHARMACEUTICAL HOLDINGS CO., LTD.
(Exact name of registrant as specified in its charter)

Japan (State or other jurisdiction of incorporation)	000-55133 (Commission File Number)	98-1295657 (IRS Employer Identification No.)

4-20-3 Ebisu, Shibuya-ku
Tokyo, Japan
(Address of principal executive offices, including zip code)

+81 3-5789-5872
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging Growth Company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 1.01	Entry into a Material Definitive Agreement.
On May 24, 2017, a Sub-Sublease Agreement (the “Sub-Sublease”) between Acucela Inc. (“Acucela”), a wholly-owned subsidiary of Kubota Pharmaceutical Holdings Co., Ltd. (the “Company”), and Integrated Diagnostics, Inc. (“Integrated”) became effective. The Sub-Sublease relates to the sublease by Integrated to Acucela of approximately 8,309 square feet of rentable office space located at 818 Stewart Street, Suite 1100, Seattle, Washington 98101 (the “Seattle Premises”). The effectiveness of the Sub-Sublease and commencement of its term was conditioned on obtaining the consent of the 818 Stewart Street Acquisition, LLC (“Landlord”) and Ball Janik, LLP (“Ball Janik”). The term of the Sub-Sublease expires on October 29, 2020 (the “Sub-Sublease Term”).
Monthly base rent under the Sub-Sublease is approximately $12,290.40 for the first year of the term, subject to increases of approximately 5% annually on May 1st of each year of the Sub-Sublease Term. No rent is payable for the first two months of the Sub-Sublease Term. In addition to the base rent, Acucela is responsible for its pro rata share of building operating expenses, calculated with reference to the rentable square feet of the Seattle Premises.
The Sub-Sublease is subject and subordinate to Integrated’s sublease of the Seattle Premises pursuant to its Sublease Agreement with Ball Janik, dated November 20, 2014 (the “Sublease”) and Ball Janik’s lease of the Seattle Premises pursuant to its Office Lease with Landlord, dated July 19, 2010 (the “Master Lease”). The Sub-Sublease contains customary default provisions allowing Integrated to terminate the Sub-Sublease if Acucela fails to cure a breach of any of its obligations within specified time periods. Acucela may not assign the Sub-Sublease or further sublet all or any part of the Seattle Premises without prior written consent from Integrated, Ball Janik and Landlord.
A copy of the Sub-Sublease is filed as Exhibit 10.1 to this report and incorporated herein by reference. The foregoing description of the terms and conditions of the Sub-Sublease is qualified in its entirety by reference to such exhibit.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth and referenced under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.
Exhibit Number	Description
10.1	Sub-Sublease Agreement by and between Integrated Diagnostics, Inc. and Acucela Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KUBOTA PHARMACEUTICAL HOLDINGS CO., LTD.
Date: May 25, 2017

	By:	/s/ John E. Gebhart
John E. Gebhart
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Sub-Sublease Agreement by and between Integrated Diagnostics, Inc. and Acucela Inc.